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                                                                    Exhibit 99.2

                         MANGOSOFT, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Background


     Immediately after the Merger described under Item 7 above, the former common and preferred stockholders of MangoSoft Corporation held 6,008,998 shares of the Company's common stock, while the former common stockholders of MangoSoft, Inc. held 1,575,000 shares of the Company's common stock. In addition, the 12% Senior Secured Convertible Notes held by creditors of MangoSoft Corporation were converted into 9,000,000 shares of the MangoSoft, Inc.'s common stock. As part of the Merger, the Company completed a private placement (the "Private Placement") of 3,000,000 shares of the common stock for net proceeds of $3,098,827.

     At the time of the Merger, the common shares issued to the former stockholders of MangoSoft Corporation represented a majority of the Company's common stock, enabling them to retain voting and operating control of the Company. Because First American was a non-operating entity and the closing of the Private Placement was contingent upon the closing of the Merger, the Merger was accounted for as a capital transaction and was treated as a reverse acquisition as the shareholders of MangoSoft Corporation received the larger portion of the voting interests in the combined enterprise.

     The following unaudited pro forma combined financial information for the six months ended June 30, 1999 and year ended December 31, 1998 have been prepared assuming the Merger had occurred on January 1, 1998, the beginning of the earliest period presented. The pro forma results have been prepared for comparative purposes only and are not necessarily indicative of what would have occurred had the Merger occurred at that date or of results which may occur in the future.

     The following pro forma financial information is based on, and should be read in conjunction with, the historical financial statements of each of the companies and the notes related thereto.

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                         MANGOSOFT, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

        UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET INFORMATION
                               AS OF JUNE 30, 1999

                                                                MangoSoft,   MangoSoft      Pro Forma         Pro Forma
ASSETS                                                             Inc.     Corporation    Adjustments         Combined
                                                                   ----     -----------    -----------         --------
CURRENT ASSETS:
Cash and cash equivalents                                         $    15   $   165,859    $ 3,750,000   A    $ 3,915,874
Other current assets                                                   --        21,991             --             21,991
                                                                  -------   -----------    -----------        -----------
     Total current assets                                              15       187,850      3,750,000          3,937,865

PROPERTY AND EQUIPMENT - Net                                           --       157,183             --            157,183
Deposits and other assets                                             287         5,943           (287)  B          5,943
                                                                  -------   -----------    -----------        -----------
TOTAL ASSETS                                                      $   302   $   350,976    $ 3,749,713        $ 4,100,991
                                                                  =======   ===========    ===========        ===========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
CURRENT LIABILITIES:

12% senior secured convertible notes - related parties            $    --   $ 3,752,500    $(3,752,500)  C    $        --
12% senior secured convertible notes - others                          --     2,000,000     (2,000,000)  C             --
Loans from stockholders                                                78            --            (78)  B             --
Accrued expenses to related parties                                    --       667,398        100,000   D        767,398
Accounts payable, including past due amounts                           --     1,783,483                         1,783,483
Accrued payroll                                                        --       302,968                           302,968
Accrued merger costs                                                   --            --        276,173   E        276,173
Other accrued expenses                                                 --       868,076       (261,223)  C        606,853
                                                                  -------   -----------    -----------        -----------
     Total current liabilities                                         78     9,374,425     (5,637,628)         3,736,875

REDEEMABLE CONVERTIBLE PREFERRED STOCK                                 --    33,377,386    (33,377,386)  C             --

STOCKHOLDERS' EQUITY (DEFICIENCY):

Convertible preferred stock                                            --        30,000        (30,000)  C             --
Common stock                                                          908           761          3,000   A         19,513
                                                                                                14,077   C
                                                                                                  (200)  D
                                                                                                   300   E
                                                                                                   667   F
Additional paid-in-capital                                         45,753            --      3,095,827   A     42,776,199
                                                                                            39,407,032   C
                                                                                               (99,800)  D
                                                                                               374,700   E
                                                                                                  (667)  F
                                                                                               (46,646)  G
                                                                                                  (209)  B
Deficit accumulated during the development stage                  (46,437)  (42,431,596)        46,646   G    (42,431,596)
                                                                  -------   -----------    -----------        -----------

     Total stockholders' equity (deficiency)                          224   (42,400,835)    42,764,727            364,116
                                                                  -------   -----------    -----------        -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)           $   302   $   350,976    $ 3,749,713        $ 4,100,991
                                                                  =======   ===========    ===========        ===========

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NOTES TO THE JUNE 30, 1999 UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

A To record the receipt of $3,098,827 from the issuance of 3.0 million shares of common stock of MangoSoft, Inc., $0.001 par value, net of issuance costs of $651,173.

B   To write-off  MangoSoft, Inc. assets with no value.

C To record the conversion of the MangoSoft Corporation common stock, 12% senior secured convertible notes and redeemable convertible preferred stock into 14,076,498 shares of MangoSoft, Inc. common stock, $0.001 par value.

D To record the Company's purchase and subsequent retirement of 200,000 shares of common stock, $0.001 par value, from a related party.

E   To record the issuance of common shares to the placement agent.

F   To record the 1.734 to 1.000 common stock split by MangoSoft, Inc.

G   To record the elimination of MangoSoft, Inc.'s accumulated deficit.